                                                                    EXHIBIT 4(a)




                    GENERAL ELECTRIC CAPITAL SERVICES, INC.,

                                     Issuer



                           GENERAL ELECTRIC COMPANY,

                                   Guarantor



                                      and



                 THE CHASE MANHATTAN BANK, NATIONAL ASSOCIATION

                                    Trustee





                                   INDENTURE


                           Dated as of _____ __, 1995


                    GUARANTEED SUBORDINATED DEBT SECURITIES

                                REFERENCE SHEET*

                 Reference is made to the following provisions of the Trust Indenture Act of 1939, as amended, which establish certain duties and responsibilities of the Company, the Guarantor and the Trustee which may not be set forth in this Indenture:

 Section            Subject                                     Section            Subject
 -------            -------                                     -------            -------
 310(b)             Disqualification of the Trustee for         315(b)             Notice of default from the Trustee to
                    conflicting interest                                           Securityholders
 311                Preferential collection of claims of the    315(c)             Duties of the Trustee in case of default
                    Trustee as creditor of the Company and
                    the Guarantor

 312(a)             Periodic filing of information by the       315(d)             Provisions relating to responsibility of
                    Company and the Guarantor with Trustee                         the Trustee

 312(b)             Access of Securityholders to information    315(e)             Assessment of costs against litigating
                                                                                   Securityholders in certain circumstances
 313(a)             Annual report of the Trustee to             316(a)             Directions and waivers by Securityholders
                    Securityholders                                                in certain circumstances

 313(b)             Additional reports of the Trustee to        316(b)             Prohibition of impairment of right of
                    Securityholders                                                Securityholders to payment
 314(a)             Reports by the Company, and the             316(c)             Right of the Company to set record date
                    Guarantor, including annual compliance                         for certain purposes
                    certificate

 314(c)             Evidence of compliance with conditions      317(a)             Special powers of the Trustee
                    precedent

 315(a)             Duties of the Trustee prior to default      318(a)             Provisions of Trust Indenture Act of 1939
                                                                                   to control in case of conflict





__________________________________

     * This reference sheet is not part of the Indenture.

                               TABLE OF CONTENTS*


Section                                                                   Page
                                  ARTICLE ONE

                                  DEFINITIONS

Section 1.01.    Definitions . . . . . . . . . . . . . . . . . . . . . .   2
                 Board of Directors  . . . . . . . . . . . . . . . . . .   2
                 Company . . . . . . . . . . . . . . . . . . . . . . . .   2
                 Designated Officers . . . . . . . . . . . . . . . . . .   2
                 Dollars . . . . . . . . . . . . . . . . . . . . . . . .   2
                 Event of Default  . . . . . . . . . . . . . . . . . . .   2
                 Funding Committee . . . . . . . . . . . . . . . . . . .   3
                 Guarantee . . . . . . . . . . . . . . . . . . . . . . .   3
                 Guarantor . . . . . . . . . . . . . . . . . . . . . . .   3
                 Indenture . . . . . . . . . . . . . . . . . . . . . . .   3
                 interest  . . . . . . . . . . . . . . . . . . . . . . .   3
                 Officers' Certificate . . . . . . . . . . . . . . . . .   3
                 Opinion of Counsel  . . . . . . . . . . . . . . . . . .   3
                 Original Issue Discount Security  . . . . . . . . . . .   3
                 Outstanding . . . . . . . . . . . . . . . . . . . . . .   4
                 Overdue Rate  . . . . . . . . . . . . . . . . . . . . .   4
                 Principal office of the Trustee . . . . . . . . . . . .   5
                 Responsible Officer . . . . . . . . . . . . . . . . . .   5
                 Security" or "Securities  . . . . . . . . . . . . . . .   5
                 Securityholder", "Holder of Securities  . . . . . . . .   5
                 Securities Issuance Committee . . . . . . . . . . . . .   5
                 Subsidiary  . . . . . . . . . . . . . . . . . . . . . .   5
                 Superior Indebtedness . . . . . . . . . . . . . . . . .   5
                 Trustee . . . . . . . . . . . . . . . . . . . . . . . .   5
                 Trust Indenture Act of 1939 . . . . . . . . . . . . . .   6


                                  ARTICLE TWO

                            DESCRIPTION, EXECUTION,
                    REGISTRATION AND EXCHANGE OF SECURITIES

Section 2.01.    Forms . . . . . . . . . . . . . . . . . . . . . . . . .   6
Section 2.02.    Amount Unlimited; Issuable in Series  . . . . . . . . .   7
Section 2.03.    Authentication  . . . . . . . . . . . . . . . . . . . .   9



__________________________________

     * This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

Section
- -------
                                                                           Page
                                                                           ----
Section 2.04.    Date and Denomination of Securities . . . . . . . . . .    12
Section 2.05.    Execution of Securities . . . . . . . . . . . . . . . .    13
Section 2.06.    Exchange and Registration of Transfer of Securities . .    13
Section 2.07.    Mutilated, Destroyed, Lost or Stolen Securities . . . .    15
Section 2.08.    Temporary Securities  . . . . . . . . . . . . . . . . .    16
Section 2.09.    Cancellation of Securities Paid, etc. . . . . . . . . .    17
Section 2.10.    Computation of Interest . . . . . . . . . . . . . . . .    17


                                 ARTICLE THREE

                    REDEMPTION OF SECURITIES; SINKING FUNDS

Section 3.01.    Applicability of Article  . . . . . . . . . . . . . . .    17
Section 3.02.    Notice of Redemption; Selection of Securities . . . . .    18
Section 3.03.    Payment of Securities Called for Redemption . . . . . .    19
Section 3.04.    Satisfaction of Mandatory Sinking Fund
                 Payments with Securities  . . . . . . . . . . . . . . .    20
Section 3.05.    Redemption of Securities for Sinking Fund . . . . . . .    20


                                  ARTICLE FOUR

                      PARTICULAR COVENANTS OF THE COMPANY

Section 4.01.    Payment of Principal, Premium and Interest  . . . . . .    22
Section 4.02.    Offices for Notices and Payments, etc.  . . . . . . . .    23
Section 4.03.    Appointments to Fill Vacancies in Trustee's Office  . .    23
Section 4.04.    Provisions as to Paying Agent . . . . . . . . . . . . .    23
Section 4.05.    Statement as to Compliance  . . . . . . . . . . . . . .    25

Section
- -------
                                                                          Page
                                                                          ----
                                  ARTICLE FIVE

                              SECURITYHOLDER LISTS
                           AND REPORTS BY THE TRUSTEE

Section 5.01.    Securityholder Lists  . . . . . . . . . . . . . . . . .   25
Section 5.02.    Delivery of Reports by the Trustee  . . . . . . . . . .   25


                                  ARTICLE SIX

                          REMEDIES OF THE TRUSTEE AND
                      SECURITYHOLDERS ON EVENT OF DEFAULT

Section 6.01.    Events of Default . . . . . . . . . . . . . . . . . . .   26
Section 6.02.    Payment of Securities on Default; Suit Therefor . . . .   30
Section 6.03.    Application of Moneys Collected by Trustee  . . . . . .   32
Section 6.04.    Proceedings by Securityholders  . . . . . . . . . . . .   33
Section 6.05.    Proceedings by Trustee  . . . . . . . . . . . . . . . .   34
Section 6.06.    Remedies Cumulative and Continuing  . . . . . . . . . .   34
Section 6.07.    Direction of Proceedings and Waiver
                 of Defaults by Securityholders  . . . . . . . . . . . .   35


                                 ARTICLE SEVEN

                             CONCERNING THE TRUSTEE

Section 7.01.    Reliance on Documents, Opinions, etc. . . . . . . . . .   35
Section 7.02.    Responsibility for Recitals, etc. . . . . . . . . . . .   37
Section 7.03.    Ownership of Securities . . . . . . . . . . . . . . . .   37
Section 7.04.    Moneys to be Held in Trust  . . . . . . . . . . . . . .   37
Section 7.05.    Compensation and Expenses of Trustee  . . . . . . . . .   38
Section 7.06.    Officers' Certificate as Evidence . . . . . . . . . . .   38
Section 7.07.    Eligibility of Trustee  . . . . . . . . . . . . . . . .   39
Section 7.08.    Resignation or Removal of Trustee . . . . . . . . . . .   39
Section 7.09.    Acceptance by Successor Trustee . . . . . . . . . . . .   41
Section 7.10.    Succession by Merger, etc . . . . . . . . . . . . . . .   42


Section
- -------
                                                                          Page
                                                                          ----
                                 ARTICLE EIGHT

                         CONCERNING THE SECURITYHOLDERS

Section 8.01.    Action by Securityholders . . . . . . . . . . . . . . .   42
Section 8.02.    Proof of Execution by
                 Securityholders . . . . . . . . . . . . . . . . . . . .   43
Section 8.03.    Who Are Deemed Absolute Owners  . . . . . . . . . . . .   43
Section 8.04.    Company-Owned Securities Disregarded  . . . . . . . . .   43
Section 8.05.    Revocation of Consents; Future Holders Bound  . . . . .   44


                                  ARTICLE NINE

                           SECURITYHOLDERS' MEETINGS

Section 9.01.    Purposes of Meetings  . . . . . . . . . . . . . . . . .   45
Section 9.02.    Call of Meetings by Trustee . . . . . . . . . . . . . .   45
Section 9.03.    Call of Meetings by the Company,
                 the Guarantor or Securityholders  . . . . . . . . . . .   45
Section 9.04.    Qualifications for Voting . . . . . . . . . . . . . . .   46
Section 9.05.    Regulations . . . . . . . . . . . . . . . . . . . . . .   46
Section 9.06.    Voting  . . . . . . . . . . . . . . . . . . . . . . . .   47
Section 9.07.    No Delay of Rights by Meeting . . . . . . . . . . . . .   48


                                  ARTICLE TEN

                            SUPPLEMENTAL INDENTURES

Section 10.01.   Supplemental Indentures without
                 Consent of Securityholders  . . . . . . . . . . . . . .   48
Section 10.02.   Supplemental Indentures with
                 Consent of Securityholders  . . . . . . . . . . . . . .   50
Section 10.03.   Compliance with Trust Indenture
                 Act; Effect of Supplemental Indentures  . . . . . . . .   51
Section 10.04.   Notation on Securities  . . . . . . . . . . . . . . . .   51
Section 10.05.   Evidence of Compliance of
                 Supplemental Indenture to be
                 Furnished Trustee . . . . . . . . . . . . . . . . . . .   52


Section
- -------
                                                                           Page
                                                                           ----
                                 ARTICLE ELEVEN

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 11.01.   Company or Guarantor May Not
                 Consolidate, etc., Except Under
                 Certain Conditions  . . . . . . . . . . . . . . . . . .   52
Section 11.02.   Successor Corporation to be Substituted . . . . . . . .   53
Section 11.03.   Documents to be Given Trustee . . . . . . . . . . . . .   53


                                 ARTICLE TWELVE

                                 SUBORDINATION

Section 12.01.   Subordination in Right of Payment
                 to All Superior Indebtedness  . . . . . . . . . . . . .   53
Section 12.02.   Trustee May Rely on Certificate of
                 Liquidating Agent . . . . . . . . . . . . . . . . . . .   55
Section 12.03.   Company Obligation to Pay Unconditional . . . . . . . .   56
Section 12.04.   Notice to Trustee of Effectuation
                 of Subordination  . . . . . . . . . . . . . . . . . . .   56
Section 12.05.   Superior Indebtedness Held by Trustee . . . . . . . . .   57
Section 12.06.   Status of Payments Under Guarantee  . . . . . . . . . .   58


                                ARTICLE THIRTEEN

                          GUARANTEE OF DEBT SECURITIES

Section 13.01.   Unconditional Guarantee . . . . . . . . . . . . . . . .   58
Section 13.02.   Execution of Guarantee  . . . . . . . . . . . . . . . .   59
Section 13.03.   Form of Guarantee . . . . . . . . . . . . . . . . . . .   60


                                ARTICLE FOURTEEN

                    SATISFACTION AND DISCHARGE OF INDENTURE

Section 14.01.   Discharge of Indenture  . . . . . . . . . . . . . . . .   63
Section 14.02.   Deposited Moneys to be Held in
                 Trust by Trustee  . . . . . . . . . . . . . . . . . . .   63
Section 14.03.   Paying Agent to Repay Moneys Held . . . . . . . . . . .   64
Section 14.04.   Return of Unclaimed Moneys  . . . . . . . . . . . . . .   64


Section
- -------
                                                                          Page
                                                                          ----

                                ARTICLE FIFTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

Section 15.01.   Indenture and Securities Solely
                 Corporate Obligations . . . . . . . . . . . . . . . . .   64


                                ARTICLE SIXTEEN

                            MISCELLANEOUS PROVISIONS

Section 16.01.   Provisions Binding on Company's and
                 Guarantor's Successors  . . . . . . . . . . . . . . . .   65
Section 16.02.   Official Acts by Successor Corporation  . . . . . . . .   65
Section 16.03.   Addresses for Notices, etc. . . . . . . . . . . . . . .   65
Section 16.04.   NEW YORK CONTRACT . . . . . . . . . . . . . . . . . . .   65
Section 16.05.   Legal Holidays  . . . . . . . . . . . . . . . . . . . .   66
Section 16.06.   Table of Contents, Headings, etc. . . . . . . . . . . .   66
Section 16.07.   Execution in Counterparts . . . . . . . . . . . . . . .   66
Section 16.08.   Separability  . . . . . . . . . . . . . . . . . . . . .   66
Section 16.09.   Benefits  . . . . . . . . . . . . . . . . . . . . . . .   66

EXHIBIT A        Form of Guaranteed Subordinated Note





             THIS INDENTURE, dated as of _____ _, 1995 among General Electric Capital Services, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), General Electric Company, a corporation duly organized and existing under the laws of the State of New York (the "Guarantor") and The Chase Manhattan Bank, National Association, a corporation duly organized and existing under the laws of the State of New York (the "Trustee").


                             W I T N E S S E T H :


             WHEREAS, the Company has duly authorized the issuance from time to time of its unsecured subordinated bonds, debentures, notes and other evidences of indebtedness guaranteed by the Guarantor to be issued in one or more series up to such principal amount or amounts and denominated in United States dollars or foreign currency or units or composites of two or more thereof as may from time to time be authorized in accordance with the terms of this Indenture and to provide, among other things, for the authentication, delivery and administration thereof, the Company has duly authorized the execution and delivery of this Indenture;

             WHEREAS, the Guarantor desires to make the Guarantee (as hereinafter defined) as provided herein and has duly authorized the execution and delivery of this Indenture;

             WHEREAS, all acts and things necessary to make this Indenture, when duly executed and delivered by the parties hereto, a valid agreement of the Company according to its terms, have been done and performed, and the execution and delivery by the Company of this Indenture have in all respects been duly authorized; and

             WHEREAS, all acts and things necessary to make this Indenture, when duly executed and delivered by the parties hereto, a valid agreement of the Guarantor according to its terms, have been done and performed, and the execution and delivery by the Guarantor of this Indenture have in all respects been duly authorized;

             NOW, THEREFORE, THIS INDENTURE WITNESSETH:

             For and in consideration of the premises and the purchase of the Securities by the holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

             Section 1.01.    Definitions.  The terms defined in this Section
1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference therein defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. The words "herein", "hereof", and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

             "Board of Directors" means the Board of Directors of the Company or the Guarantor, as the case may be, or any committee of either such Board or specified officers of the Company or the Guarantor, as the case may be, to which the powers of such Board have been lawfully delegated.

             "Company" means General Electric Capital Services, Inc., a Delaware corporation, until any successor corporation shall have become such pursuant to the provisions of Article Eleven, and thereafter "Company" shall mean such successor, except as otherwise provided in Section 11.03.

             "Designated Officers" means such officers of the Company as are authorized pursuant to a resolution of the Board of Directors to issue Securities, to the extent authorized by such resolution and applicable law.

  "Dollars" and "$" mean the lawful currency of the United States of America.

             "Event of Default" has the meaning specified in Section 6.01.

             "Funding Committee" means such committee of the Board of Directors of the Guarantor as is authorized by the Board of Directors of the Guarantor to issue securities, including the Guarantee.

             "Guarantee" means any guarantee of the Guarantor endorsed on a Security authenticated and delivered pursuant to this Indenture and shall include the guarantee set forth in Section 13.01.

             "Guarantor" means General Electric Company, a New York corporation, until any successor corporation shall have become such pursuant to the provisions of Article Eleven, and thereafter "Guarantor" shall mean such successor, except as otherwise provided in Section 11.03.

             "Indenture" means this instrument as originally executed or as it may be amended or supplemented from time to time as herein provided, and shall include the form and terms of particular series of Securities established as contemplated hereunder.

             "interest" when used with respect to a non-interest bearing Security, means interest payable after the principal thereof has become due and payable whether at maturity, by declaration of acceleration, by call for redemption, pursuant to a sinking fund, or otherwise.

             "Officers' Certificate" means a certificate signed by, in the case of the Company, the President, the Chairman or any Vice Chairman of the Board or any Vice President and by the Treasurer or any Assistant Treasurer, the Controller or the Secretary or any Assistant Secretary of the Company and, in the case of the Guarantor, the Chairman or any Vice Chairman of the Board or any Vice President and by the Treasurer, Comptroller, Secretary or any Associate or Attesting Secretary of the Guarantor and delivered to the Trustee. Each such certificate shall comply with Section 314(c) of the Trust Indenture Act of 1939, to the extent applicable.

             "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or of counsel to the Company or the Guarantor, as the case may be, or may be other counsel satisfactory to the Trustee. Each such opinion shall comply with Section 314(c) of the Trust Indenture Act of 1939, to the extent applicable.

             "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.

             "Outstanding", when used with reference to Securities, shall, except as otherwise required by the Trust Indenture Act of 1939 and subject to the provisions of Section 8.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

             (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

             (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), provided that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been mailed as in Article Three provided, or provision satisfactory to the Trustee shall have been made for mailing such notice; and

             (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.07, unless proof satisfactory to the Trustee is presented that any such Securities are held by persons in whose hands any of such Securities is a valid, binding and legal obligation of the Company.

In determining whether the holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.

             "Overdue Rate" with respect to each series of Securities means the rate designated as such in the resolution or certificate of the Board of Directors, the Securities Issuance Committee or the Designated Officers of the Company or the supplemental indenture, as the case may be, relating to such series as contemplated by Section 2.02.

             "Principal office of the Trustee", or other similar term, shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 4 MetroTech Plaza, Brooklyn, New York 11245.

             "Responsible Officer" when used with respect to the Trustee means the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the president, any executive vice president, any senior vice president, any vice president, any second vice president, any assistant vice president, the cashier, any assistant cashier, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any senior trust officer, any trust officer, any assistant trust officer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

             "Security" or "Securities" means any debt security or securities of the Company, as the case may be, issued, authenticated and delivered under this Indenture.

             "Securityholder", "Holder of Securities", or other similar terms, means any person in whose name at the time a particular Security is registered on the books of the Company kept for that purpose in accordance with the terms hereof.

             "Securities Issuance Committee" means such committee of the Board of Directors as is authorized pursuant to a resolution of the Board of Directors to issue Securities, to the extent authorized by such resolution and applicable law.

             "Subsidiary" means any corporation of which the Company directly or indirectly owns or controls at the time at least a majority of the outstanding stock having under ordinary circumstances (not dependent upon the happening of a contingency) voting power to elect a majority of the board of directors of such corporation.

             "Superior Indebtedness" means all indebtedness for borrowed money of the Company, whether outstanding on the date of this Indenture or incurred after the date of this Indenture, which is not by its terms subordinate and junior to other indebtedness of the Company.

             "Trustee" means the corporation or association named as trustee in this Indenture and, subject to the provisions of

Article Seven hereof, shall also include its successors and assigns as Trustee hereunder. If pursuant to the provisions of this Indenture there shall be at any time more than one Trustee hereunder, the term "Trustee" as used with respect to Securities of any series shall mean the Trustee with respect to Securities of that series.

             "Trust Indenture Act of 1939" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture, except as provided in Section 10.03.

                                   ARTICLE TWO

                             DESCRIPTION, EXECUTION,
                     REGISTRATION AND EXCHANGE OF SECURITIES

             Section 2.01. Forms. (a) The Securities of each series shall be in substantially the form of Exhibit A to this Indenture or in substantially such other form as shall be established by or pursuant to a resolution of the Board of Directors of the Company or, to the extent authorized by a resolution of the Board of Directors, by or pursuant to a resolution of the Securities Issuance Committee or by or pursuant to a certificate of the Designated Officers of the Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such legends or endorsements placed thereon as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities of such series may be listed, or to conform to usage.

             The Guarantee to be endorsed on the Securities of each series shall be in substantially the form set forth in Section 13.03, with such appropriate insertions, omissions, substitutions and other variations as are required to conform the provisions thereof with terms of the Securities upon which the Guarantee will be endorsed, or as are required or permitted by this Indenture, and may have such legends or endorsements placed thereon as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities of such series may be listed or to conform to usage.

The Trustee's Certificate of Authentication on all Securities shall be in substantially the following form:

             "This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

                                               THE CHASE MANHATTAN BANK,
                                                 NATIONAL ASSOCIATION

                                   ____________________________________,
                                                             as Trustee

                                   By _________________________________
                                                    Authorized Officer"

             (b) The resolutions adopted or certificates issued by the Board of Directors, Securities Issuance Committee or the Designated Officers or the record of any action taken pursuant to such resolutions or certificates, establishing the form and terms of the Securities of any series pursuant to Sections 2.01 and 2.02, respectively, of this Indenture, may provide for issuance of the Securities in global form. If Securities of a series are so authorized to be issued in global form, any such global Security may provide that it shall represent the aggregate amount of Securities from time to time endorsed thereon and may also provide that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced. Any endorsement of a Security in global form to reflect any decrease in the amount or changes in the rights of holders of Securities represented thereby shall be made in such manner and by such person or persons as shall be specified therein.

             Section 2.02. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

             The Securities may be issued in one or more series. There shall be established in or pursuant to a resolution or certificate of the Board of Directors, the Securities Issuance Committee or the Designated Officers of the Company, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

             (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

             (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.06, 2.07, 2.08, 3.03 or 10.04);

             (3) the date or dates on which the principal and premium, if any, of the Securities of the series is payable;

             (4) the rate or rates, or the method of determination thereof, at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and, if other than as set forth in Section 2.04, the record dates for the determination of holders to whom interest is payable;

             (5) the place or places where the principal of, and premium, if any, and any interest on Securities of the series shall be payable;

             (6) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

             (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

             (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

             (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01;

             (10) any Events of Default with respect to the Securities of the series, if not set forth herein;

             (11) if other than the rate of interest stated in the title of the Securities of the series, the applicable Overdue Rate;

             (12) in the case of any series of non-interest bearing Securities, the "stated intervals" for purposes of Section 312(a) of the Trust Indenture Act of 1939;

             (13) the currency or currencies in which payments on the Securities are payable, which may include United States or any foreign currency and any unit of two or more currencies; and

             (14) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

             All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution or certificate of the Board of Directors, the Securities Issuance Committee or the Designated Officers of the Company or in any such indenture supplemental hereto.

             Section 2.03. Authentication. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company and having endorsed thereon the Guarantee executed by the Guarantor to the Trustee for authentication. Except as otherwise provided in this Article Two, the Trustee shall thereupon authenticate, and deliver said Securities to or upon the written order of the Company, signed by its President, its Chairman or any Vice Chairman of the Board or one of its Vice Presidents and by its Treasurer or its Controller. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive and (subject to the requirements of Section 315 of the Trust Indenture Act of 1939) shall be fully protected in relying upon:

             (1) a copy of any resolution or resolutions and certificate or certificates of the Board of Directors, the Securities Issuance Committee or the Designated Officers of the Company and the Board of Directors or

    Funding Committee of the Guarantor relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary of the Company or by the Secretary or Associate Secretary or an Attesting Secretary of the Guarantor, as the case may be;

             (2)  an executed supplemental indenture, if any, relating thereto;

             (3) Officers' Certificates of the Company and the Guarantor prepared in accordance with the requirements of Section 314(c) of the Trust Indenture Act of 1939 which shall also state to the best knowledge of the signers of such Certificate that no Event of Default with respect to any series of Securities shall have occurred and be continuing with respect to the Company or the Guarantor, as the case may be;

             (4) an Opinion of Counsel or Opinions of Counsel for the Company prepared in accordance with the requirements of Section 314(c) of the Trust Indenture Act of 1939 which shall also state:

                     (a) that the form of such Securities has been established
             by or pursuant to a resolution or certificate of the Board of Directors, the Securities Issuance Committee or the Designated Officers of the Company or by a supplemental indenture as permitted by Section 2.01 in conformity with the provisions of this Indenture;

                     (b) that the terms of such Securities have been established by or pursuant to a resolution or certificate of the Board of Directors, the Securities Issuance Committee or the Designated Officers of the Company or by a supplemental indenture as permitted by Section 2.02 in conformity with the provisions of this Indenture;

                     (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

                     (d) that the Company has the corporate power to issue such
             Securities, and has duly taken all necessary corporate action with respect to such issuance;

                     (e) that the issuance of such Securities will not
             contravene the Certificate of Incorporation or By-laws of the Company or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement known to such Counsel by which the Company or any of its Subsidiaries is bound; and

                     (f) that all laws and requirements in respect of the
             execution and delivery by the Company of such Securities and the related supplemental indenture, if any, have been complied with by the Company and that authentication and delivery of such Securities and the execution and delivery of the related supplemental indenture, if any, by the Trustee will not violate the terms of this Indenture; and

             (5) an Opinion of Counsel or Opinions of Counsel for the Guarantor prepared in accordance with the requirements of Section 314(c) of the Trust Indenture Act of 1939 which shall also state:

                     (a) that the Guarantee endorsed on such Securities, when
             such Securities have been authenticated and delivered by the Trustee, will constitute a valid and binding obligation of the Guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

                     (b) that all laws and requirements in respect of the
             execution by the Guarantor of the Guarantee on such Securities, and the related supplemental indenture, if any, have been complied with by the Guarantor.

             The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or vice presidents shall determine that such action would expose the Trustee to personal liability to existing Securityholders.

             Section 2.04. Date and Denomination of Securities. The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 2.02. In the absence of any such specification with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any multiple of $1,000. Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee.

             Every Security shall be dated the date of its authentication.

             The person in whose name any Security of a particular series is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date for such series shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Security upon any registration of transfer or exchange subsequent to the record date and prior to such interest payment date; provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names Outstanding Securities of such series are registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of such Securities not less than 15 days preceding such subsequent record date, such record date to be not less than five days preceding the date of payment of such defaulted interest. Except as otherwise specified as contemplated by Section 2.02 for Securities of a particulars series, the term "record date" as used in this Section with respect to any regular interest payment date, shall mean the last day of the calendar month preceding such interest payment date if such interest payment date is the fifteenth day of the calendar month, and shall mean the fifteenth day of the calendar month preceding such interest payment date if such interest payment date is the first day of a calendar month, whether or not such day shall be a day on which banking institutions in The City of New York are authorized or required by law or executive order to close or remain closed.

             Interest on the Securities may at the option of the Company be paid by check mailed to the persons entitled thereto at their respective addresses as such appear on the registry books of the Company or by wire transfer payable to an account specified by such persons.

             Section 2.05. Execution of Securities. The Securities shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its President or its Chairman of the Board and its Treasurer or its Secretary, under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Securities as shall bear thereon a certificate of authentication substantially in the form herein recited, executed by the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

             In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

             Reference is made to Article Thirteen concerning the execution and delivery of the Guarantee.

             Section 2.06. Exchange and Registration of Transfer of Securities. Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations. Securities to be exchanged shall be surrendered, at the option of the holders thereof, either at the office or agency designated and maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in accordance with the provisions of Section 4.02 or at any of such other offices or agencies as may be designated and maintained by the Company for such purpose in accordance with the provisions of Section 4.02, and the Company shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Security or securities which the Securityholder making the exchange shall be entitled to receive, having endorsed thereon a Guarantee duly executed by the Guarantor. Each person designated by the Company pursuant to the provisions of Section 4.02 as a person authorized to register and register transfer of the securities is sometimes herein referred to as a "Security registrar".

             The Company shall keep, at each such office or agency, a register for each series of Securities issued hereunder (the registers of all Security registrars being herein sometimes collectively referred to as the "Security register" or the "registry books of the Company") in which, subject to such reasonable regulations as it may prescribe, the Company shall register securities and shall register the transfer of Securities as in this Article Two provided. The Security register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the Security register shall be open for inspection by the Trustee and any security registrar other than the Trustee. Upon due presentment for registration of transfer of any Security of any series at any designated office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series for an equal aggregate principal amount, having endorsed thereon a Guarantee duly executed by the Guarantor. Registration or registration of transfer of any Security by any Security registrar in the registry books of the Company maintained by such Security registrar, and delivery of such Security, duly authenticated, shall be deemed to complete the registration or registration of transfer of such Security.

             The Company will at all times designate one person (who may be the Company and who need not be a security registrar) to act as repository of a master list of names and addresses of the holders of the Securities. The Company shall act as such repository unless and until some other person is, by written notice from the Company to the Trustee and each Security registrar, designated by the Company to act as such. The Company shall cause each Security registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by such registrar, as may be necessary to enable such repository to maintain such master list on as current a basis as is practicable.

             No person shall at any time be designated as or act as a Security registrar unless such person is at such time empowered under applicable law to act as such and duly registered to act as such under and to the extent required by applicable law and regulations.

             All Securities presented for registration of transfer or for exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange in form satisfactory to the Company and the Trustee duly executed by, the holder or his attorney duly authorized in writing.

             No service charge shall be made for any exchange or registration of transfer of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

             The Company shall not be required to exchange or register a transfer of (a) any Securities of any series for the period of 15 days next preceding the selection of Securities of that series to be redeemed and thereafter until the day of the mailing of a notice of redemption of Securities of that series selected for redemption, or (b) any Securities selected, called or being called for redemption in whole or in part except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed.

             Section 2.07. Mutilated, Destroyed, Lost or Stolen Securities. In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company in the case of a mutilated Security shall, and in the case of a lost, stolen or destroyed Security may in its discretion, execute and, upon the written request or authorization of any officer of the Company, the Trustee shall authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously outstanding and having endorsed thereon a Guarantee duly executed by the Guarantor, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company, the Guarantor and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, the Guarantor and the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

             Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Security which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the

Company may, instead of issuing a substituted Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company, the Guarantor and the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Guarantor and the Trustee of the destruction, loss or theft of such Security and the ownership thereof.

             Every substituted Security issued pursuant to the provisions of this Section 2.07 by virtue of the fact that any Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company and the Guarantor as herein provided, whether or not the destroyed, lost or stolen Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude (to the extent lawful) any and all other rights or remedies with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

             Section 2.08. Temporary Securities. Pending the preparation of definitive Securities of any series the Company may execute and the Trustee shall authenticate and deliver temporary securities (printed, lithographed or typewritten), each having endorsed thereon a temporary Guarantee duly executed by the Guarantor. Temporary Securities shall be issuable in any authorized denomination and substantially in the form of the definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. A temporary Guarantee shall be substantially in the form of the definitive Guarantee in lieu of which it is issued, but with such omissions, insertions and variations as may be appropriate for a temporary Guarantee, all as may be determined by the Guarantor. Every such temporary Security shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities in lieu of which they are issued. Without unreasonable delay the Company will execute and deliver to the Trustee definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor, at the option of the holders thereof, either at the office or agency to be designated and maintained by the

Company for such purpose in the Borough of Manhattan, The City of New York, in accordance with the provisions of Section 4.02 or at any of such other offices or agencies as may be designated and maintained by the company for such purpose in accordance with the provisions of Section 4.02, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of the same series, having endorsed thereon a Guarantee duly executed by the Guarantor. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary securities of any series and the temporary Guarantee endorsed thereon shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and the Guarantee endorsed thereon authenticated and delivered hereunder.

             Section 2.09. Cancellation of Securities Paid, etc. All Securities surrendered for the purpose of payment, redemption, repayment, exchange or registration of transfer or for credit against any sinking fund shall, if surrendered to the Company, any Security registrar, any paying agent or any other agent of the Company or of the Trustee, be delivered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee may dispose of canceled Securities in accordance with its standard procedures and deliver a certificate of such disposition to the Company and the Guarantor or, at the written request of the Company, shall deliver canceled Securities to the Company with a copy thereof to the Guarantor. If the Company or the Guarantor shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such securities unless and until the same are delivered to the Trustee for cancellation.

             Section 2.10. Computation of Interest. Except as otherwise specified as contemplated by Section 2.02 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE THREE

                     REDEMPTION OF SECURITIES; SINKING FUNDS

             Section 3.01. Applicability of Article. The provisions of this Article shall be applicable, as the case may be, (i) to the Securities of any series which are redeemable before their maturity and (ii) to any sinking fund for the retirement of Securities of any series, in either case except as otherwise specified as contemplated by Section
2.02 for Securities of such series.

             The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment".

             Section 3.02. Notice of Redemption; Selection of Securities. In case the Company shall desire to exercise any right to redeem all, or, as the case may be, any part of, the Securities of any series in accordance with their terms, it shall fix a date for redemption and shall mail or cause to be mailed a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Securities of such series so to be redeemed as a whole or in part at their last addresses as the same appear on the registry books of the Company and to the Trustee, except as the resolution or certificate adopted or issued by the Board of Directors, the Securities Issuance Committee or the Designated Officers or the provisions of an indenture supplemental hereto, to establish the terms of any series of Securities may otherwise provide. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

             Each such notice of redemption shall specify the date fixed for redemption, the redemption price at which the Securities of such series are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that any interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of a series are to be redeemed the notice of redemption shall specify the number or numbers of the Securities of that series to be redeemed. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of that series in principal amount equal to the unredeemed portion thereof will be issued.

             Prior to the redemption date specified in the notice of redemption given as provided in this Section 3.02, the Company will deposit with the Trustee or with one or more paying agents (or if the Company is acting as its own paying agent will segregate and hold in trust as provided in Section 4.05) an amount of money sufficient to redeem on the redemption date all the Securities or portions thereof so called for redemption, together with accrued interest to the date fixed for redemption. If less than all the Securities of a series are to be redeemed the Company will give the Trustee notice not less than 60 days prior to the redemption date as to the aggregate principal amount of Securities of such series to be redeemed and the Trustee shall select or cause to be selected by lot, the Securities of that series or portions thereof to be redeemed. Securities of a series may be redeemed in part only in multiples of the smallest authorized denomination of that series.

             Section 3.03. Payment of Securities Called for Redemption. If notice of redemption has been given as provided in Section 3.02 or Section 3.05, the Securities or portions of Securities of the series with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with any interest accrued to the date fixed for redemption, and on and after said date (unless the Company (and the Guarantor) shall default in the payment of such Securities or portions of such Securities, together with any interest accrued to said date) any interest on the Securities of such series or portions of Securities of such series so called for redemption shall cease to accrue. On presentation and surrender of such Securities at a place of payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with any interest accrued thereon to the date fixed for redemption; provided, however, that any installment of interest becoming due on or prior to the date fixed for redemption shall be payable to holders of such Securities registered as such on the relevant record date according to their terms.

             Upon presentation of any Security redeemed in part only, the Company shall execute a new Security or Securities and the Guarantor shall execute the Guarantee endorsed thereon and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, such new Security or Securities of the same series, of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Security so presented.

             Section 3.04. Satisfaction of Mandatory Sinking Fund Payments with Securities. In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (a) deliver to the Trustee Securities of that series theretofore purchased or otherwise acquired by the Company, or (b) receive credit for the principal amount of Securities of that series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

             Section 3.05. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any series of securities, the Company will deliver to the Trustee a certificate signed by the Treasurer or any Assistant Treasurer of the Company specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash (which cash may be deposited with the Trustee or with one or more paying agents, or if the Company is acting as its own paying agent segregated and held in trust as provided in Section 4.05) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 3.04 (which Securities, if not theretofore delivered, will accompany such certificate, such certificate to set forth the basis for such credit and to state that such Securities have not been previously so credited) and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall also state that no Event of Default has occurred and is continuing with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate (or to deliver the securities specified in this paragraph), the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in Section 3.04 and without the right to make any optional sinking fund payment, if any, with respect to such series.

             Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash which shall equal or exceed $100,000 (or a lesser sum if the Company shall so request or determine) with respect to the Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own paying agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the next sinking fund payment date following the date of such payment) to the redemption of such Securities at the redemption price specified in such Securities for operation of the sinking fund together with accrued interest, if any, to the date fixed for redemption. Any sinking fund moneys not so applied or allocated by the Trustee (or by the Company if the Company is acting as its own paying agent) to the redemption of Securities shall be added to the next cash sinking fund payment received by the Trustee (or if the Company is acting as its own paying agent, segregated and held in trust as provided in Section 4.05) for such series and, together with such payment (or such amount so segregated) , shall be applied in accordance with the provisions of this Section 3.05. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if the Company is acting as its own paying agent, segregated and held in trust as provided in Section 4.05) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own paying agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of that series at maturity.

             The Trustee shall select or cause to be selected the Securities to be redeemed upon such sinking fund payment date in the manner specified in the last paragraph of Section 3.02 and the Company shall cause notice of the redemption thereof to be given in the manner provided in Section 3.02 except that the notice of redemption shall also state that the Securities are being redeemed by operation of the sinking fund. Such notice having been duly given, the redemption of such

Securities shall be made upon the terms and in the manner stated in Section
3.03.

             On or before each sinking fund payment date, the Company shall pay to the Trustee in cash (or if the Company is acting as its own paying agent will segregate and hold in trust as provided in Section 4.05) a sum equal to any interest accrued to the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

             Neither the Trustee nor the Company shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of such Securities by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on such Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to such Securities, except that if the notice of redemption of any such Securities shall theretofore have been mailed in accordance with the provisions hereof, the Trustee (or the Company if the Company is acting as its own paying agent) shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of such Securities; provided, however, that in case such default or Event of Default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date for such Securities on which such moneys may be applied pursuant to the provisions of this Section.

                                  ARTICLE FOUR

                       PARTICULAR COVENANTS OF THE COMPANY

             Section 4.01. Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest, if any, on each of the Securities of that series at the places, at the respective times and in the manner provided in such Securities.

             Section 4.02. Offices for Notices and Payments, etc. As long as any of the Securities of a series remain outstanding, the Company will designate and maintain in the Borough of Manhattan, The City of New York, an office or agency where the Securities of that series may be presented for payment, an office or agency where the Securities of that series may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Company or the Guarantor in respect of the Securities of that series, the Guarantee endorsed thereon or this Indenture may be served. In addition to such office or offices or agency or agencies, the Company may from time to time designate and maintain one or more additional offices or agencies within or outside the Borough of Manhattan, The City of New York, where the Securities of that series may be presented for registration of transfer or for exchange, and the Company may from time to time rescind such designation, as it may deem desirable or expedient. The Company will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. In case the Company shall fail to maintain any such office or agency in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal office of the Trustee.

             The Company hereby initially designates the office of the Company located at 570 Lexington Avenue, New York, New York 10022 as the office or agency of the Company in the Borough of Manhattan, The City of New York, where the Securities of each series may be presented for payment, for registration of transfer and for exchange as in this Indenture provided and where notices and demands to or upon the Company or the Guarantor in respect of the Securities of each series, the Guarantee or this Indenture may be served. The Company is also designated as repository pursuant to Section 2.06 for the master list of the names and addresses of the holders of the Securities of each series.

             Section 4.03. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.08, a successor trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

             Section 4.04. Provisions as to Paying Agent. (a) If the Company shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04,

             (1) that it will hold all sums held by it as such agent for the payment of the principal of, premium, if any, or interest, if any, on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series or by the Guarantor or by any other obligor on the Guarantee) in trust for the benefit of the holders of the Securities of such series;

             (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series) or the Guarantor (or by any other obligor on the Guarantee) to make any payment of the principal of, premium, if any, or interest, if any, on the Securities of such series when the same shall be due and payable; and

             (3) that at any time during the continuance of any failure by the Company (or by any other obligor on the Securities of such series) or the Guarantor (or by any other obligor on the Guarantee) specified in the preceding paragraph (2), such paying agent will, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by it.

             (b) If the Company shall act as its own paying agent with respect to the Securities of any series, it will, on or before each due date of the principal of, premium, if any, or interest, if any, on the Securities of such series, set aside, segregate and hold in trust for the benefit of the holders of such Securities a sum sufficient to pay such principal, premium, if any, or interest, if any, so becoming due and will promptly notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of, premium, in any, or interest, if any, on the Securities of such series when the same shall become due and payable.

             (c) Anything in this Section 4.04 to the contrary notwithstanding the Company or the Guarantor, as the case may be, may, at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it, or any paying agent thereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

             (d) Anything in this Section 4.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.04 is subject to Sections 14.03 and 14.04.

             (e) Whenever the Company shall have one or more paving agents with respect to the Securities of any series, it will, prior to each due date of the principal of, premium, if any, or interest, if any, on the Securities of such series, deposit with a designated paying agent a sum sufficient to pay the principal, premium, if any, and interest, if any, so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal, premium, if any, or interest, if any, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

             Section 4.05. Statement as to Compliance. The Company and the Guarantor will deliver to the Trustee on or before June 1 in each year (beginning with the first June 1 which is not less than 60 days following the first date of issuance of any series of securities under this Indenture) a certificate complying with Section 314(a)(4) of the Trust Indenture Act of 1939.

                                  ARTICLE FIVE

                              SECURITYHOLDER LISTS
                           AND REPORTS BY THE TRUSTEE

             Section 5.01. Securityholder Lists. Each of the Company and the Guarantor covenants and agrees that it will furnish or cause to be furnished to the Trustee with respect to the Securities of each series, (i) semiannually, not more than 15 days after each June 1 and December 1 and (ii) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company or the Guarantor, as the case may be, of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Securities of such series as of a date not more than 15 days prior to the time such information is furnished; provided, however, that if and so long as the Trustee shall be designated by the Company to act as repository in accordance with the provisions of Section 2.06, such list shall not be required to be furnished.

             Section 5.02. Delivery of Reports by the Trustee. The reports to be transmitted by the Trustee pursuant to the requirements of Section 313 of the Trust Indenture Act of 1939 shall be required to be transmitted on or before the first May

15 which is not less than sixty days following the first date of issuance of any series of Securities under this Indenture, and on or before May 15 in every year thereafter, so long as any Securities are outstanding hereunder, each such report to be dated as of the preceding March 15.

                                   ARTICLE SIX

                           REMEDIES OF THE TRUSTEE AND
                       SECURITYHOLDERS ON EVENT OF DEFAULT

             Section 6.01. Events of Default. "Event of Default" whenever used herein with respect to Securities of any series means any one of the following events and such other events as may be established with respect to the Securities of such series as contemplated by Section 2.02 hereof, continued for the period of time, if any, and after the giving of notice, if any, designated in this Indenture or as may be established with respect to such Securities as contemplated by Section 2.02 hereof, as the case may be, unless it is either inapplicable or is specifically deleted or modified in the applicable resolution or certificate of the Board of Directors, the Securities Issuance Committee or the Designated Officers of the Company or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 2.02:

             (a) default in the payment of any instalment of interest upon any Security of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

             (b) default in the payment of the principal of, or premium, if any, on any Security of such series as and when the same shall become due and payable whether at maturity, upon redemption, by declaration, repayment or otherwise; or

             (c) default in the making or satisfaction of any sinking fund payment or analogous obligation as and when the same shall become due and payable by the terms of the Securities of such series; or

             (d) failure on the part of the Company or the Guarantor, as the case may be, duly to observe or perform any other of the covenants or agreements on the part of the Company or the Guarantor, as the case may be, in respect of the securities of such series contained in this Indenture (other than a covenant or agreement in respect of the Securities of such series a default in whose observance or performance is elsewhere in this Section specifically dealt with) continued for a period of 60 days after the date on which written notice of such failure, requiring the Company or the Guarantor, as the case may be, to remedy the same, shall have been given to the Company and the Guarantor by the Trustee by registered mail, or to the Company, the Guarantor and the Trustee by the holders of at least twenty-five percent in aggregate principal amount of the Securities of such series at the time Outstanding; or

             (e) an event of default with respect to any other series of Securities issued or hereafter issued pursuant to this Indenture or as defined in any indenture or instrument evidencing or under which the Company has at the date of this Indenture or shall hereafter have outstanding any indebtedness for borrowed money shall happen and be continuing and such other series of Securities or such indebtedness, as the case may be, shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within ten days after written notice thereof shall have been given to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the holders of at least twenty-five percent in aggregate principal amount of the Securities of such series at the time outstanding; provided, however, that if such event of default with respect to such other series of Securities or under such indenture or instrument, as the case may be, shall be remedied or cured by the Company, or waived by the holders of such other series of Securities or of such indebtedness, as the case may be, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Securityholders of such series; and provided further that, subject to the requirements of
    Section 315 of the Trust Indenture Act of 1939, the Trustee shall not be charged with knowledge of any such event of default or any remedy, cure or waiver thereof or any such acceleration unless written notice thereof shall have been given to the Trustee by the Company or the Guarantor, by a holder or an agent of a holder of any Securities of such other series or of any such indebtedness, as the case may be, or by the trustee then acting under this Indenture with respect to such other series of Securities or under any indenture or other instrument, as the case may be, under which such event of default shall have occurred, or by the holders of at least twenty-five percent in aggregate principal amount of the Securities of such series at the time Outstanding; or

             (f) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company or the Guarantor, as the case may be, a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company or the Guarantor, as the case may be, under the Federal Bankruptcy Code or any other similar applicable Federal or State law, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of the Company or the Guarantor, as the case may be, or of all or substantially all of the property of the Company or the Guarantor, as the case may be, or for the winding up or liquidation of the affairs of the Company or the Guarantor, as the case may be, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or

             (g) the Company or the Guarantor, as the case may be, shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under the Federal Bankruptcy Code or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

             (h) any other Event of Default provided in the applicable resolution or certificate of the Board of Directors, the Securities Issuance Committee or the Designated Officers of the Company or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 2.02.

             If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent in aggregate principal amount of the Securities of such series then Outstanding hereunder, by notice in writing to the Company and the Guarantor (and to the Trustee if given by Securityholders of such series), may declare the principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all the Securities of such series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of the Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company or the Guarantor shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all of the Securities of such series and the principal of, and premium, if any, on any and all Securities of such series which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal at the Overdue Rate applicable to such series, to the date of such payment or deposit) and all amounts payable to the Trustee pursuant to the provisions of Section 7.05, and any and all defaults under this Indenture with respect to such series of Securities, other than the nonpayment of principal of and accrued interest on Securities of such series which shall have become due solely by acceleration, shall have been remedied or cured or waived or provision shall have been made therefor to the satisfaction of the Trustee, then and in every such case the holders of a majority in aggregate principal amount of the Securities of such series then Outstanding, by written notice to the Company, the Guarantor and to the Trustee, may waive all defaults with respect to such series and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

             In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Guarantor and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Guarantor and the Trustee shall continue as though no such proceedings had been taken.

             Section 6.02. Payment of Securities on Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment of any instalment of interest upon any Security of any series as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, (b) in case default shall be made in payment of the principal of, or premium, if any, on any Security of any series as and when the same shall become due and payable, whether at maturity of the Securities of that series or upon redemption or by declaration, repayment or otherwise or (c) in case of default in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due by the terms of the Securities of any series -- then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holder of any such Security (or holders of any series of Securities in the case of clause (c) above) the whole amount that then shall have become due and payable on any such Security (or securities of any such series in the case of clause (c) above) for principal, premium, if any, and interest, if any, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest, if any, at the Overdue Rate applicable to any such Security (or Securities of any such series in the case of clause (c) above); and, in addition thereto, such further amount as shall be sufficient to cover costs and expenses of collection, and any further amounts payable to the Trustee pursuant to the provisions of Section 7.05.

             In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company, or any other obligor upon such Securities, or the Guarantor or any other obligor upon the Guarantee, and collect in the manner provided by law out of the property of the Company or any other obligor on such

Securities, or the Guarantor or any other obligor upon the Guarantee, wherever situated the moneys adjudged or decreed to be payable.

             In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities of any series, or the Guarantor or any other obligor upon the Guarantee, under the Federal Bankruptcy Code or any other similar applicable Federal or State law, or in case a receiver or trustee (or other similar official) shall have been appointed for the property of the Company, or such other obligor upon such Securities, or the Guarantor or such other obligor upon the Guarantee, or in the case of any other similar judicial proceedings relative to the Company, or other obligor on the Securities of any series, or the Guarantor or any other obligor upon the Guarantee, or to the creditors or property of the Company or such other obligor upon such Securities, or the Guarantor or such other obligor upon the Guarantee, the Trustee, irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be due and payable with respect to such series pursuant to a declaration in accordance with Section 6.01), premium, if any, and interest, if any, owing and unpaid in respect of the Securities of any series and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Securityholders of any series allowed in such judicial proceedings relative to the Company, or any other obligor on the Securities of any series, or the Guarantor or any other obligor upon the Guarantee, its or their creditors, or its or their property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of costs and expenses of collection, and any further amounts payable to the Trustee pursuant to the provisions of Section
7.05 and incurred by it up to the date of such distribution; and any receiver, assignee or trustee (or other similar official) in bankruptcy or reorganization is hereby authorized by each of the securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee costs and expenses of collection and any further amounts payable to the Trustee pursuant to the provisions of Section 7.05 and incurred by it up to the date of such distribution.

             Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting any of the Securities of any series or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

             All rights of action and of asserting claims under this Indenture, or under the Securities of any series, may be enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities in respect of which such action was taken. In any proceedings brought by the Trustee (and also any proceedings in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Indenture, to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities to which such proceedings relate, and it shall not be necessary to make any holders of such Securities parties to any such proceedings.

             Section 6.03. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee pursuant to this Article shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities in respect of which moneys have been collected, and the notation thereon of the payment, if only partially paid, and upon surrender thereof if fully paid:

             FIRST: To the payment of all amounts due the Trustee pursuant to the provisions of Section 7.05;

             SECOND: In case the principal of the Outstanding Securities in respect of which such moneys have been collected shall not have become due (at maturity, upon redemption, by declaration, repayment or otherwise) and be unpaid, to the payment of interest, if any, on such Securities, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the Overdue Rate applicable to such Securities, such payments to be made ratably to the persons entitled thereto;

             THIRD: In case the principal of the Outstanding Securities in respect of which such moneys have been collected shall have become due (at maturity, upon redemption, by declaration, repayment or otherwise), to the payment of the whole amount then owing and unpaid upon such Securities for principal, premium, if any, and interest, if any, with interest on the overdue principal, and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest, if any, at the Overdue Rate applicable to such Securities; and in case such moneys shall be insufficient to pay in full the whole amounts so due and unpaid upon such Securities, then to the payment of such principal, premium, if any, and interest, if any, without preference or priority of principal, and premium, if any, over interest, if any, or of interest, if any, over principal, and premium, if any, or of any instalment of interest, if any, over any other instalment of interest, if any, or of any such Security over any other such Security, ratably to the aggregate of such principal, premium, if any, and accrued and unpaid interest, if any; and

             FOURTH: To the payment of the remainder, if any, to the Company or the Guarantor, to the extent such moneys were provided thereby, their respective successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

             Section 6.04. Proceedings by Securityholders. No holder of any Security of any series shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee (or other similar official), or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default with respect to Securities of such series and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than twenty-five percent in aggregate principal amount of the Securities of such series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities of such series, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series.

             Section 6.05. Proceedings by Trustee. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

             Section 6.06. Remedies Cumulative and Continuing. All powers and remedies given by this Article Six to the Trustee or to the Securityholders of any series shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of such Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any such Securities to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article Six or by law to the Trustee or to the Securityholders of any series may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders of such series.

             Section 6.07. Direction of Proceedings and Waiver of Defaults by Securityholders. The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that (subject to the requirements of Section 315 of the Trust Indenture Act of 1939) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceeding so directed could involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding may on behalf of the holders of all of the Securities of such series waive any past default or Event of Default with respect to such series and its consequences except a default in the payment of interest, if any, on, or the principal of or premium, if any, on any Security of such series, or in the payment of any sinking fund instalment or analogous obligation with respect to Securities of such series. Upon any such waiver the Company, the Guarantor, the Trustee and the holders of the Securities of that series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this
Section 6.07, said default or Event of Default shall for all purposes of the Securities of such series and this Indenture be deemed to have been cured and to be not continuing.

                                  ARTICLE SEVEN

                             CONCERNING THE TRUSTEE

             Section 7.01. Reliance on Documents, Opinions, etc. Subject to the requirements of Section 315 of the Trust Indenture Act of 1939:

             (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

             (b) any request, direction, order or demand of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution or certificate of the Board of Directors, the Securities Issuance Committee or the Designated Officers of the Company or the Board of Directors or Funding Committee of the Guarantor may be evidenced to the Trustee by a copy thereof certified by the Secretary, an Assistant Secretary or an Attesting Secretary of the Company or the Secretary, an Associate Secretary or Attesting Secretary of the Guarantor, as the case may be;

             (c) the Trustee may consult with counsel and any written advice of counsel, including but not limited to an Opinion of Counsel, shall be full and complete authorization and protection in respect of any action taken, omitted or suffered to be taken by it hereunder in good faith and in accordance with such written advice of counsel;

             (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

             (e) the Trustee shall not be liable for any action taken, omitted or suffered by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

             (f) the Trustee shall not be bound to make any inquiry or investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document unless requested in writing so to do by the holders of a majority in aggregate principal amount of the Securities of any series affected then outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs and expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security conferred upon it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding; and the reasonable expense of such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand; and

             (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

             Section 7.02. Responsibility for Recitals, etc. The recitals contained herein and in the Securities (except in the Trustee's certificates of authentication) and the Guarantee endorsed thereon shall be taken as the statements of the Company or the Guarantor, as the case may be, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Securities or the Guarantee, provided that the Trustee shall not be relieved of its duty to authenticate Securities only as authorized by this Indenture. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof.

             Section 7.03. Ownership of Securities. The Trustee and any agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee or such agent.

             Section 7.04. Moneys to be Held in Trust. Subject to the provisions of Sections 14.03 and 14.04 hereof, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received by it hereunder except such as it may agree with the Company or the Guarantor, as the case may be, to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company or the Guarantor, to the extent such moneys were provided thereby, signed by its President, Chairman or any Vice Chairman of the Board, or any Vice President, Treasurer or Comptroller.

             Section 7.05. Compensation and Expenses of Trustee. The Company covenants and agrees to pay the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and, except as otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. If any property other than cash shall at any time be subject to the lien of this Indenture, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust and its duties hereunder, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 7.05 to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

             Section 7.06. Officers' Certificate as Evidence. Subject to the requirements of Section 315 of the Trust Indenture Act of 1939, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, omitting or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, omitted or suffered by it under the provisions of this Indenture upon the faith thereof.

             Section 7.07. Eligibility of Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any state, which (a) is authorized under such laws to exercise corporate trust powers, (b) is subject to supervision or examination by Federal or State authority, (c) shall have at all times a combined capital and surplus of not less than ten million dollars and (d) is eligible under the provisions of the Trust Indenture Act of 1939. If such corporation publishes reports of condition at least annually, pursuant to law, or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 7.07, the combined capital and surplus of such corporation at any time shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.07, the Trustee shall resign immediately in the manner and with the effect specified in
Section 7.08.

             Section 7.08. Resignation or Removal of Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to any one or more or all series of Securities by giving written notice of resignation to the Company and the Guarantor and by mailing notice thereof to the holders of the applicable series of Securities at their addresses as they shall appear on the registry books of the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, subject to the requirements of Section 315(e) of the Trust Indenture Act of 1939, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

             (b)  In case at any time any of the following shall occur:

             (1) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.07 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

             (2) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to such series and appoint a successor trustee with respect to such series by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the requirements of Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee with respect to such series.

             (c) The holders of a majority in aggregate principal amount of the Securities of one or more series (each series voting as a class) or all series at the time Outstanding may at any time remove the Trustee with respect to the applicable series or all series, as the case may be, and appoint with respect to the applicable series or all series, as the case may be, a successor trustee by written notice of such action to the Company, the Guarantor, the Trustee and the successor trustee.

             (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 7.08 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.09.

             Section 7.09. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.08 shall execute, acknowledge and deliver to the Company, the Guarantor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to any or all applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company, the Guarantor or of the successor trustee, the trustee ceasing to act shall, upon payment (or due provision therefor) of any amounts then due it pursuant to the provisions of section 7.05, execute and deliver an instrument transferring to such successor trustee all the rights and powers with respect to such series of the trustee so ceasing to act. Upon request of any such successor trustee, the Company and the Guarantor shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.05.

             In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the predecessor trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor trustee with respect to the Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

             No successor trustee with respect to a series of Securities shall accept appointment as provided in this Section 7.09 unless at the time of such acceptance such successor trustee shall, with respect to such series, be qualified under the requirements of the Trust Indenture Act of 1939 and eligible under the provisions of Section 7.07.

             Upon acceptance of appointment by a successor trustee with respect to any series as provided in Section 7.09, the Company shall mail notice of the succession of such trustee hereunder to the holders of Securities of such series at their addresses as they shall appear on the registry books of the Company. If the Company fails to mail such notice within ten days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

             Section 7.10. Succession by Merger, etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor to the Trustee hereunder, provided such corporation shall be qualified under the requirements of the Trust Indenture Act of 1939 and eligible under the provisions of Section 7.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

             In case at the time such successor to the Trustee shall succeed to the trust created by this Indenture with respect to one or more series of Securities, any of such Securities shall have been authenticated but not delivered, any such successor to the Trustee by merger, conversion or consolidation may adopt the certificate of authentication of any predecessor trustee, and deliver such Security so authenticated; and in case at that time any of such Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of such successor to the Trustee or, if such successor to the Trustee is a successor by merger, conversion or consolidation, the name of any predecessor hereunder; and in all such cases such certificate shall have the full force which it is anywhere in such Securities or in this Indenture provided that the certificate of the Trustee shall have.

                                  ARTICLE EIGHT

                         CONCERNING THE SECURITYHOLDERS

             Section 8.01. Action by Securityholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

             Section 8.02. Proof of Execution by Securityholders. Subject to the requirements of Section 315 of the Trust Indenture Act of 1939 and Sections 7.01 and 9.05, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the registry books of the Company or by a certificate of the person designated by the Company to act as repository in accordance with the provisions of Section 2.06.

             The record of any Securityholders' meeting shall be proved in the manner provided in Section 9.06.

             Section 8.03. Who Are Deemed Absolute Owners. The Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or of the Trustee may deem the person in whose name a Security shall be registered upon the books of the Company to be, and may treat him as, the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest, if any, on such Security and for all other purposes; and neither the Company, the Guarantor nor the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

             Section 8.04. Company-Owned Securities Disregarded. In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any demand, request, notice, direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities with respect to which such determination is being made, or by the Guarantor or any other obligor on the Guarantee, or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities, with respect to which such determination is being made, or the Guarantor or any other obligor on the Guarantee, shall be disregarded and deemed not to be Outstanding for the purposes of any such determination; provided, that for the purposes of determining whether the Trustee shall be protected in relying on any such demand, request, notice, direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or the Guarantor or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

             Section 8.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in
Section 8.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any holder of a Security which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders of such Security, and any Security issued upon the registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.

                                  ARTICLE NINE

                            SECURITYHOLDERS' MEETINGS

             Section 9.01. Purposes of Meetings. A meeting of holders of Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Nine for any of the following purposes:

             (1) to give any notice to the Company, the Guarantor or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Six;

             (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Seven;

             (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

             (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Securities of any or all series, as the case may be, under any other provision of this Indenture or under applicable law.

             Section 9.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of holders of Securities of any or all series to take any action specified in Section 9.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the holders of Securities of any or all series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities of each series affected at their addresses as they shall appear on the registry books of the Company. Such notice shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

             Section 9.03. Call of Meetings by the Company, the Guarantor or Securityholders. In case at any time the Company or the Guarantor, pursuant to a resolution of its Board of Directors, or the holders of at least ten percent in aggregate principal amount of the Securities then Outstanding of any series that may be affected by the action proposed to be taken at the meeting, shall have requested the Trustee to call a meeting of the holders of Securities of all series that may be so affected, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company, the Guarantor or such Securityholders, in the amount specified above, may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 9.01, by mailing notice thereof as provided in Section 9.02.

             Section 9.04. Qualifications for Voting. To be entitled to vote at any meeting of Securityholders a person shall (a) be a holder of one or more Securities with respect to which such meeting is being held or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more such Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel and any representatives of the Guarantor and its counsel.

             Section 9.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

             The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company, the Guarantor or by Securityholders as provided in Section 9.03, in which case the Company, the Guarantor or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

             Subject to the provisions of Section 8.04, at any meeting each holder of Securities with respect to which such meeting is being held or proxy shall be entitled to one vote for each $1,000 (or if Securities of such series are denominated in a currency other than Dollars or are denominated in units or composites of two or more currencies, the equivalent thereof in the relevant currency or unit or composite currency, based upon the average of the mean of the buying and selling spot rates for the relevant currency or unit or composite currency against the Dollar, quoted by three banks who are members of the New York Clearing House Association chosen by the Company, in effect at 11:00 A.M. (New York time) in The City of New York (the "Average Exchange Rate") on the fifteenth Business Day preceding the date of such meeting (which average shall be set forth by the Company in a written notice delivered to the Trustee and upon which notice the Trustee may conclusively rely)) principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Outstanding" in Section 1.01) of such Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of such Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other such Securityholders. Any meeting of holders of Securities with respect to which a meeting was duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

             Section 9.06. Voting. The vote upon any resolution submitted to any meeting of holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such holders of Securities or of their representatives by proxy and the principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Outstanding" in Section 1.01) and number or numbers of such Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02. The record shall show the principal amount of the Securities (in the case of Original Issue Discount securities, such principal amount to be determined as provided in the definition of "Outstanding" in

Section 1.01) voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

             Any record so signed and verified shall be conclusive evidence of the matters therein stated.

             Section 9.07. No Delay of Rights by Meeting. Nothing in this Article Nine shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders of any or all series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders of any or all such series under any of the provisions of this Indenture or of the Securities.

                                   ARTICLE TEN

                             SUPPLEMENTAL INDENTURES

             Section 10.01. Supplemental Indentures without Consent of Securityholders. The Company and the Guarantor, when authorized by resolution of their respective Boards of Directors or, in the case of the Company, by resolution of the Securities Issuance Committee or certificate of the Designated Officers or, in the case of the Guarantor, by resolution of the Funding Committee, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

             (a) to evidence the succession of another corporation to the Company or to the Guarantor, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company or the Guarantor, as the case may be pursuant to Article Eleven hereof;

             (b) to add to the covenants of the Company or of the Guarantor such further covenants, restrictions or conditions for the protection of the holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included for the benefit of such series) as the Board of Directors, the Securities Issuance Committee or the Designated Officers of the Company or the Board of

    Directors of the Guarantor, as the case may be, and the Trustee shall consider to be for the protection of the holders of such Securities or as may be required by Section 4.03 or Section 11.02, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

             (c) to provide for the issuance under this Indenture of Securities in coupon form (including securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities of the same series issued hereunder in fully registered form with a Guarantee endorsed thereon and to make all appropriate changes for such purpose;

             (d) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.02;

             (e) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not adversely affect the interests of the holders of any Securities; and

             (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series or to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
    Section 7.09.

             The Trustee is hereby authorized to join with the Company and the Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

             Any supplemental indenture authorized by the provisions of this
Section 10.01 may be executed by the Company, the Guarantor and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 10.02.

             Section 10.02. Supplemental Indentures with Consent of Securityholders. With the consent (evidenced as provided in Sections 8.01 and 8.02) of the holders of not less than 66-2/3% in aggregate principal amount of the Securities of each series (each series voting as a class) affected by such supplemental indenture at the time Outstanding, the Company and the Guarantor, when authorized by resolution of their respective Boards of Directors, or, in the case of the Company, by resolution of the Securities Issuance Committee or by certificate of the Designated Officers, or, in the case of the Guarantor, by resolution of the Funding Committee, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Security, or reduce the rate or extend the time of payment of interest, if any, thereon, or reduce the principal amount or premium, if any, thereon, or make the principal thereof or premium, if any, or interest, if any, thereon payable in any coin or currency other than that provided in any Security, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 6.01 or adversely affect the right of repayment, if any, at the option of the holder without the consent of the holder of each Security so affected, (ii) reduce the aforesaid percentage of Securities of any series, the holders of which are required to consent to any such supplemental indenture, without the consent of the holder of each Security so affected or
(iii) modify or affect in any manner adverse to Securityholders the terms and conditions of the Guarantee. A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities of any other series.

             Upon the request of the Company and the Guarantor, accompanied by copies of the resolutions of their respective Boards of Directors, or, in the case of the Company, by resolution of the Securities Issuance Committee or by certificate of the Designated Officers, or, in the case of the Guarantor, by resolution of the Funding Committee, authorizing the execution and delivery of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

             It shall not be necessary for the consent of the Securityholders under this Section 10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

             Section 10.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures. Any supplemental indenture executed pursuant to the provisions of this Article Ten shall comply with the Trust Indenture Act of 1939, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Ten, this Indenture shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company, the Guarantor and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

             Section 10.04. Notation on Securities. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Ten may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company, the Guarantor or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company or the Guarantor, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, the Guarantee endorsed thereon may be executed by the Guarantor, and such Securities may be authenticated by the Trustee and delivered in exchange for the Securities of such series then outstanding.

             Section 10.05. Evidence of Compliance of Supplemental Indenture to be Furnished Trustee. The Trustee, subject to the requirements of Section 315 of the Trust Indenture Act of 1939 and Section 7.01, may receive an Officers' Certificate and an opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Ten.

                                 ARTICLE ELEVEN

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

             Section 11.01. Company or Guarantor May Not Consolidate, etc., Except Under Certain Conditions. Each of the Company and the Guarantor covenants that it will not merge or consolidate with any other corporation or sell, convey, transfer or otherwise dispose of all or substantially all of its assets to any corporation, unless (i) either the Company or the Guarantor, as the case may be, shall be the continuing corporation, or the successor corporation (if other than the Company or the Guarantor, as the case may be) shall, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, expressly assume, in the case of the Company, the due and punctual payment of the principal of and, premium, if any, and interest, if any, on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, and, in the case of the Guarantor, the due and punctual performance of the Guarantee and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Guarantor, and (ii) the Company, the Guarantor or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, conveyance, transfer or other disposition, be in default in the performance of any such covenant or condition. In the event of any such sale, conveyance (other than by way of lease), transfer or other disposition, the predecessor company may be dissolved, wound up and liquidated at any time thereafter.

             Section 11.02. Successor Corporation to be Substituted. In case of any such consolidation, merger, sale, conveyance (other than by way of lease), transfer or other disposition, and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company or the Guarantor, as the case may be, with the same effect as if it had been named herein as the Company or the Guarantor, as the case may be, and the Company or the Guarantor, as the case may be, shall be relieved of any further obligation under this Indenture and under the Securities and, in the case of the Guarantor, under the Guarantee. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company or the Guarantor, as the case may be, any or all of the Securities or the Guarantee issuable hereunder which theretofore shall not have been signed by the Company or the Guarantor, as the case may be, and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, as the case may be, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company or the Guarantor, as the case may be, to the Trustee for authentication, and any Securities or the Guarantee, as the case may be, which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities or the Guarantee so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities or the Guarantee, as the case may be, theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities or the Guarantee, as the case may be, had been issued at the date of the execution hereof.

             Section 11.03. Documents to be Given Trustee. The Trustee, subject to the requirements of Section 315 of the Trust Indenture Act of 1939 and
Section 7.01, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or other disposition, and any such assumption, comply with the provisions of this Article Eleven.

                                 ARTICLE TWELVE

                                  SUBORDINATION

             Section 12.01. Subordination in Right of Payment to All Superior Indebtedness. Anything in the Securities or the Indenture to the contrary notwithstanding, the indebtedness evidenced by the Securities shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Superior Indebtedness. As used herein, "subordinate and junior" shall mean the following: that (i) in the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or its creditors or its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy proceedings, then all principal, premium, if any, and interest on all Superior Indebtedness shall first be paid in full, or such payment be provided for, before any payment on account of principal, premium, if any, or interest, if any, is made by the Company upon the indebtedness evidenced by the Securities, and in any such proceedings any payment or distribution of assets of the Company of any kind or character, whether in cash or property or securities, which may be payable or deliverable in respect of the Securities (except for the provisions of this Article Twelve) shall be paid or delivered directly to the holders of such Superior Indebtedness, or their representative or representatives or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Superior Indebtedness may have been issued, pro rata, as their respective interests may appear, for application in payment thereof, unless and until such Superior Indebtedness shall have been paid and satisfied in full (after giving effect to any concurrent payment or distributions, or provisions therefor, to the holders of such Superior Indebtedness) or such payment and satisfaction shall have been provided for; provided, however, that in the event that payment or delivery of such cash, property or securities to the holders of the Securities is authorized by an order or decree made by a court of competent jurisdiction in a reorganization proceeding under any applicable law and giving effect to the provisions hereinbefore set forth for the subordination of the Securities to the Superior Indebtedness, no payment or delivery of such cash, property or securities shall be made to the holders of Superior Indebtedness; provided, further, that no such delivery shall be made to the holders of Superior Indebtedness of securities which are issued by the Company, as reorganized, or by the corporation succeeding to the Company or acquiring its property and assets, pursuant to a plan of reorganization or upon the dissolution or liquidation of the Company, and which are subordinate and junior to the payment of all Superior Indebtedness (or securities substituted therefor) then outstanding; and provided, further, that the provisions of this clause (i) shall not apply to a liquidation, dissolution, or other winding up made in connection with a merger, consolidation, sale, lease, transfer or other disposal not prohibited by Section 11.01 of this Indenture; and (ii) in the event that pursuant to Article Six of this Indenture any Security of any series is declared due and payable because of the occurrence of an Event of Default (under circumstances when the provisions of the foregoing clause (i) shall not be applicable), the holders of the Securities of such series shall be entitled to payment from the Company only after there shall first have been payment in full on the Superior Indebtedness outstanding at the time such Security so becomes due and payable because of such Event of Default, or such payment shall have been provided for.

             In the event that, notwithstanding the provisions of this Article Twelve, the Trustee or any holders of Securities shall receive any payment or distribution on the Securities that because of this Article Twelve should not have been made to them, then such payment shall be held in trust for the benefit of, and shall be paid over and delivered to, the holders of the Superior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any such Superior Indebtedness may have been issued, pro rata as their respective interests may appear, for application to the pro rata payment of all Superior Indebtedness remaining unpaid until all such Superior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Superior Indebtedness.

             No present or future holder of Superior Indebtedness shall be prejudiced in his right to enforce the subordination of the Securities by any act or failure to act on the part of the Company. Each holder of Securities by his acceptance thereof authorizes the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Twelve and appoints the Trustee his attorney-in-fact for any and all such purposes.

             Nothing in this Section 12.01 shall apply to claims of, or payments to, the Trustee under or pursuant to the provisions of Section 7.05.

             Section 12.02. Trustee May Rely on Certificate of Liquidating Agent. The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company within the meaning of this Article Twelve, and shall also give prompt written notice to the Trustee of any event which pursuant to Section 12.01 would prevent payment by the Company on account of the principal of or premium, if any, or interest on the Securities. Upon any payment or distribution of assets of the

Company referred to in this Article Twelve, the Trustee, subject to the requirements of Section 315 of the Trust Indenture Act of 1939, shall be entitled to rely upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the holders of Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Superior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

             Section 12.03. Company Obligation to Pay Unconditional. The provisions of this Article Twelve are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand, and the holders of the Securities on the other hand, and nothing contained in this Article Twelve or elsewhere in this Indenture, or in the Securities, shall impair, as between the Company and the holder of any Security, the obligation of the Company, which is unconditional and absolute, to pay to the holder thereof the principal of, premium, if any, and interest on the Securities in accordance with their terms and the terms of this Indenture, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law or hereunder or thereunder upon the occurrence of an Event of Default, subject to the rights, if any, under this Article Twelve of holders of Superior Indebtedness to receive cash, property or securities of the Company otherwise payable or deliverable to the holders of the Securities.

             Section 12.04. Notice to Trustee of Effectuation of Subordination. Notwithstanding any of the provisions of this Article Twelve or any other provision of this Indenture, neither the Trustee nor any paying agent (if the Company is not acting as its own paying agent) shall at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee or any such paying agent, unless and until the Trustee or such paying agent, as the case may be, shall have received written notice thereof from the Company or from one or more holders of Superior Indebtedness or from any trustee therefor or representative thereof; and, prior to the receipt of any such written notice, any paying agent and the Trustee, subject to the requirements of Section 315 of the Trust Indenture Act of 1939, shall be entitled in all respects to assume that no such facts exist; provided, however, that, if three business days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose including, without limitation, the payment of the principal of or premium, if any, or interest on any Security, the Trustee or any paying agent, as the case may be, shall not have received with respect to such moneys the notice provided for in this Section 12.04, then, anything herein contained to the contrary notwithstanding, the Trustee or such paying agent shall have full power and authority to receive such moneys and to apply the same to the purpose for which they are received, and shall not be affected by any notice to the contrary, which may be received by it on or after such date.

             The Trustee shall not have any fiduciary duty to any holder of Superior Indebtedness, and shall not be liable to any such holder if it shall pay over or distribute to the holders of Securities or the Company or any other person, money or assets to which any holder of Superior Indebtedness shall be entitled pursuant to this Article Twelve or otherwise.

             The Trustee shall, subject to the provisions of Section 7.01 and
Section 315 of the Trust Indenture Act of 1939, be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Superior Indebtedness (or a trustee or representative on behalf of such holder) to establish that such notice has been given by a holder of Superior Indebtedness or a trustee or representative on behalf of such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Superior Indebtedness to participate in any payment or distribution pursuant to the provisions of this Article Twelve, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Superior Indebtedness held or represented by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person pursuant to the provisions of this Article Twelve, and if such evidence is not furnished the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

             Section 12.05. Superior Indebtedness Held by Trustee. The Trustee shall be entitled to all the rights set forth in this Article Twelve in respect of any Superior Indebtedness which may be at any time held by it to the same extent as any other holder of Superior Indebtedness and, subject to the requirements of Section 311 of the Trust Indenture Act of 1939, nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

             Section 12.06. Status of Payments Under Guarantee. Notwithstanding anything in this Article Twelve or elsewhere in this Indenture or in any of the Securities to the contrary, no payment made by or on behalf of the Guarantor pursuant to the Guarantee (including, without limitation, any such payment made to or through the Trustee) shall be in any way subject to the provisions of this Article Twelve and no holder of any Superior Indebtedness shall have any rights with respect to any such payment arising out of the provisions of this Article Twelve.

                                ARTICLE THIRTEEN

                          GUARANTEE OF DEBT SECURITIES

             Section 13.01. Unconditional Guarantee. The Guarantor hereby unconditionally and irrevocably guarantees to each holder of a Security authenticated and delivered by the Trustee the payment of the principal of and, premium, if any, and interest, if any, on such Security as the same shall become due and payable after any applicable grace period, whether at maturity or upon redemption, declaration or otherwise. The Guarantor agrees that as between the Guarantor and the holders of the Securities or the Trustee, any payment made on the Securities or to the Trustee by the Company or out of its assets which, pursuant to Article Twelve, is required to be paid over to the holders of the Superior Indebtedness, shall not constitute a payment on the Securities or to the Trustee but, instead, shall be treated for all purposes of the Guarantee as though such payment had not been made by the Company or out of its assets. Until the holders of the Securities or the Trustee have received, from the Company or out of its assets, or from the Guarantor, moneys which such holders or the Trustee are entitled to retain for their own account, equal in the aggregate to the unpaid principal amount (including premium, if any) on the Securities plus all accrued and unpaid interest thereon, the Guarantor will remain liable on the Guarantee.

             The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, legality or enforceability of such Security or this Indenture, the absence of any action to enforce the same, the waiver or consent with respect to any provisions thereof or hereof, the recovery of any judgment against the Company or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the

Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever and covenants that the Guarantee will not be discharged except by complete performance of the obligations contained in the Guarantee.

             The Guarantor shall be subrogated to all rights of a holder of a Security against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of the Guarantee or this Indenture; provided that the Guarantor shall not be entitled to enforce or receive any payment arising out of, or based upon, such right of subrogation until all amounts due on or to become due on or in respect of all Securities of the series of which such Security is a part shall have been paid in full or duly provided for.

             The Guarantee constitutes a guarantee of payment and is unsecured and ranks equally and ratably with all other unsecured and unsubordinated obligations of the Guarantor.

             Section 13.02. Execution of Guarantee. To evidence its guarantee specified in Section 13.01 to the Securityholders of any series, the Guarantor hereby agrees to execute the Guarantee, in substantially the form set forth in
Section 13.03 (except as otherwise permitted in Section 2.01(a)), to be endorsed on each Security of such series authenticated and delivered by the Trustee. Such Guarantee shall be executed on behalf of the Guarantor by its Chairman of the Board, any Vice Chairman or any Vice President and by its Treasurer, Comptroller or Secretary under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise) which may but need not be attested, prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of the Guarantor. Such signatures may be the manual or facsimile signatures of such officers and may be imprinted or otherwise reproduced on the Guarantee. In case any officer of the Guarantor who shall have signed the Guarantee shall cease to be such officer before the Security on which such Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Guarantee had not ceased to be such officer, and any Guarantee may be signed on behalf of the Guarantor by such persons as, at the actual date of the execution of such Guarantee, shall be the proper officers of the Guarantor, although at the date of such Security or of the execution of this Indenture any such person was not such an officer.

             A Guarantee shall not be valid or become obligatory for any purpose with respect to a Security of any series until the Trustee's Certificate of Authentication on such Security shall have been signed by the Trustee.

             Section 13.03.   Form of Guarantee.

                                    GUARANTEE

             FOR VALUE RECEIVED, GENERAL ELECTRIC COMPANY, a New York corporation (the "Guarantor", which term includes any successor corporation under the Indenture referred to in the Note upon which this Guarantee is endorsed), hereby unconditionally and irrevocably guarantees to the holder of the Note upon which this Guarantee is endorsed the payment of the principal of, and premium, if any, and any interest on said Note as the same shall become due and payable after any applicable grace period, whether at maturity or upon redemption, declaration or otherwise.

             The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, legality or enforceability of the Note upon which this Guarantee is endorsed or the Indenture, the absence of any action to enforce the same, the waiver or consent by the holder of said Note with respect to any provisions thereof or hereof, the recovery of any judgment against the Company or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Note or the indebtedness evidenced thereby and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in this Guarantee.

             The Guarantor agrees that, as between the Guarantor and the holder of the Note upon which this Guarantee is endorsed, any payment made on said Note by the Company or out of its assets which, pursuant to the subordination provisions of said Note or of the Indenture, is required to be paid over to the holders of Superior Indebtedness, shall be treated for all purposes of this Guarantee as though such payment had not


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



been made by the Company or out of its assets. Until the holder of said Note has received, from the Company or out of its assets, or from the Guarantor, moneys which such holder is entitled to retain for its own account, equal in the aggregate to the unpaid principal amount of (including premium, if any, on) said Note plus all accrued and unpaid interest thereon, the Guarantor will remain liable on this Guarantee.

             The Guarantor shall be subrogated to all rights of the holder of the Note upon which this Guarantee is endorsed against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee or the Indenture; provided that the Guarantor shall not be entitled to enforce or receive any payment arising out of, or based upon, such right of subrogation until all amounts due on or to become due on or in respect of all the Notes of the series of which the Note upon which this guarantee is endorsed is a part shall have been paid in full or duly provided for.

             This Guarantee constitutes a guarantee of payment and is unsecured and ranks equally and ratably with all other unsecured and unsubordinated obligations of the Guarantor.

             The Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Guarantee, and to constitute the same the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, have been done and performed and have happened in compliance with all applicable laws.

             This Guarantee is dated the date of the Note upon which it is endorsed.

             No recourse for the payment on this Guarantee, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Guarantor in the Indenture or any indenture supplemental thereto or in any Guarantee, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Guarantor or of any successor corporation, either directly or through the Guarantor or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.


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             All capitalized terms used in this Guarantee but not defined herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

             This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

             IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed and its corporate seal to be hereunto affixed.

                                                     GENERAL ELECTRIC COMPANY

                                                     By______________________

                                                     By______________________


[SEAL]


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


                                ARTICLE FOURTEEN

                     SATISFACTION AND DISCHARGE OF INDENTURE

             Section 14.01. Discharge of Indenture. When (a) there shall have been delivered to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen or in lieu of or in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the provisions of Section 2.07) and not theretofore canceled or (b) all Securities not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable and there shall be deposited with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption all of the Securities (other than any (i) Securities which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the provisions of Section 2.07 or (ii) Securities for whose payment money has theretofore been deposited in trust and thereafter repaid as provided in Section 14.04) not theretofore canceled or delivered to the Trustee for cancellation, including principal, premium, if any, and interest, if any, due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if in either case there shall be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Company accompanied by an Officers' Certificate of the Company and an opinion of Counsel for the Company and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

             Section 14.02. Deposited Moneys to be Held in Trust by Trustee. All moneys deposited with the Trustee pursuant to the provisions of Section 14.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Securities for payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest, if any.


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             Section 14.03. Paying Agent to Repay Moneys Held. Upon the
satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Securities (other than the Trustee) shall, upon demand of the Company or the Guarantor, as the case may be, be repaid to the Company (to the extent such money shall have been deposited by the Company) or to the Guarantor (to the extent such money shall have been deposited by the Guarantor) or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

             Section 14.04. Return of Unclaimed Moneys. Any moneys deposited with or paid to the Trustee or a paying agent by the Company or the Guarantor for payment of the principal of, premium, if any, or interest, if any, on Securities of any series and not applied but remaining unclaimed by the holders of Securities of that series for two years after the date upon which the principal of, premium, if any, or interest, if any, on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company or the Guarantor, as the case may be, by the Trustee or such paying agent on written demand and thereupon all liability of the Trustee or such paying agent with respect to such money shall cease; and the holder of any such Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect.

                                 ARTICLE FIFTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

             Section 15.01. Indenture and Securities Solely Corporate Obligations. No recourse for the payment of the principal of, premium, if any, or interest, if any, on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or the Guarantor in this Indenture or in any supplemental indenture, or in any Security or the Guarantee, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor corporation, either directly or through the Company, the Guarantor or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a


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


consideration for, the execution of this Indenture and the issue of the Securities and the Guarantee.

                                 ARTICLE SIXTEEN

                            MISCELLANEOUS PROVISIONS

             Section 16.01. Provisions Binding on Company's and Guarantor's Successors. All the covenants, stipulations, promises and agreements by the Company or the Guarantor in this Indenture contained shall bind their respective successors and assigns whether so expressed or not.

             Section 16.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company or the Guarantor shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company or of the Guarantor.

             Section 16.03. Addresses for Notices, etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities on the Company or on the Guarantor may be given or served by being deposited postage prepaid by first class mail in a post office letter box addressed (until another address is filed by the Company or the Guarantor with the Trustee) to, in the case of the Company, General Electric Capital Services, Inc., Attention: Senior Vice President, Corporate Treasury and Global Funding Operation, 260 Long Ridge Road, Stamford, Connecticut 06927, with a copy to the Guarantor, to the attention of its Treasurer, and, in the case of the Guarantor, to General Electric Company,
Attention: Treasurer, 3135 Easton Turnpike, Fairfield, Connecticut 06431. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the principal office of the Trustee, addressed to the attention of its Corporate Trustee Administration Department.

             Section 16.04. NEW YORK CONTRACT. THIS INDENTURE, EACH SECURITY AND THE GUARANTEE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

             Section 16.05. Legal Holidays. In any case where the date of maturity of interest, if any, on or principal of, or premium, if any, on the Securities or the date fixed for redemption or repayment of any Security will be in The City of New York, New York, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or required by law or executive order to close or remain closed, then patent of such interest, if any, on or principal of or premium, if any, on the Securities need not be made on such date but may be made on the next succeeding day not in such city, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or required by law or executive order to close or remain closed, with the same force and effect as if made on the date of maturity or a date fixed for redemption or repayment, and no interest shall accrue for the period from and after such date.

             Section 16.06. Table of Contents, Headings, etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

             Section 16.07. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

             Section 16.08. Separability. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

             Section 16.09. Benefits. Nothing in this Indenture or in the Securities, expressed or implied, shall give to any person, other than the parties hereto and their successors hereunder, and the holders of the Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.


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


             IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of ______ __, 1995.

                                       GENERAL ELECTRIC CAPITAL SERVICES, INC.

                                       By______________________________________
                                         Title:

[CORPORATE SEAL]

Attest:

By___________________________
  Title:  Assistant Secretary

                                       GENERAL ELECTRIC COMPANY

                                       By______________________________________
                                         Title:

[CORPORATE SEAL]

Attest:

By_______________________
  Title:

                                       THE CHASE MANHATTAN BANK,
                                         NATIONAL ASSOCIATION

                                       By______________________________________
                                         Title:

[CORPORATE SEAL]

Attest:

By_______________________
  Title:

STATE OF CONNECTICUT  )
                      : ss:
COUNTY OF FAIRFIELD   )

             On this day of , 1995, before me personally came , to me personally known, who, being by me duly sworn, did depose and say that he is of General Electric Capital Services, Inc., one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]


                                                    __________________________
                                                            Notary Public

STATE OF CONNECTICUT  )
                      : ss:
COUNTY OF FAIRFIELD   )

             On this day of , 1995, before me personally came , to me personally known, who, being by me duly sworn, did depose and say that he is of General Electric Company, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]


                                                    __________________________
                                                            Notary Public

STATE OF NEW YORK    )
                     : ss:
COUNTY OF NEW YORK   )

             On this day of ________, 1995, before me personally came , to me personally known, who, being by me duly sworn, did depose and say that he is of The Chase Manhattan Bank, National Association, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]


                                                    __________________________
                                                           Notary Public